SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

(Exact name of registrant as specified in its charter)

Delaware	333-140247	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code, is (212) 272-2000.

This Form 8-K/A amends an earlier report on Form 8-K filed by Structured Asset Mortgage Investments II Inc. on January 4, 2007.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

4.1          Amendment No. 1 to the Amended and Restated Pooling and Servicing Agreement, dated as of December 5, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as sponsor, and The Bank of New York, as successor to JP Morgan Chase Bank, N.A., as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE

INVESTMENTS II INC.

By: /s/ Baron Silverstein

Name:         Baron Silverstein

Title:	Vice President
Dated: June 4, 2007

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page

4.1	4	Amendment No. 1 to the Amended and Restated Pooling and Servicing Agreement	4

Execution Copy

AMENDMENT NO. 1 TO

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

among

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

as Depositor

THE BANK OF NEW YORK, AS SUCCESSOR TO JPMORGAN CHASE BANK, N.A.,

as Trustee

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Master Servicer and Securities Administrator

and

EMC MORTGAGE CORPORATION

Structured Asset Mortgage Investments II Trust 2006-AR5

Mortgage Pass-Through Certificates

Series 2006-AR5

Dated May 21, 2007

This AMENDMENT NO. 1 (the “Amendment”) is made and entered into this 21st day of May 2007 to that certain Amended and Restated Pooling and Servicing Agreement, dated as of December 5, 2006 (the “Agreement”), by and among Structured Asset Mortgage Investments II Inc., as depositor, The Bank of New York, as successor to JPMorgan Chase Bank, N.A., as trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator and EMC Mortgage Corporation, as sponsor, relating to the issuance of Structured Asset Mortgage Investments II Trust 2006-AR5, Mortgage Pass-Through Certificates, Series 2006-AR5. This Amendment is made pursuant to Section 11.02 (a) of the Agreement.

SECTION 1. DEFINED TERMS. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

SECTION 2. AMENDMENT TO AGREEMENT. The Agreement is hereby amended effective as of the date of the Agreement as follows:

2.1          The fourth through eighth paragraphs of Section 4.05 in Article IV of the Agreement are hereby deleted and replaced in their entirety with the following paragraphs:

Any Cap Contract Payment Amounts made by the Cap Contract Provider pursuant to the Cap Contracts with respect to a Distribution Date shall be deposited by the Paying Agent into the Reserve Fund and distributed by the Paying Agent on the related Distribution Date, prior to the distribution of the Available Funds with respect to each Sub-Loan Group, in the following order of priority, in each case to the extent of related amounts available:

first, (i) from Cap Contract Payment Amounts received from the Cap Contract related to the Class 1-A Certificates, to the Holders of each Class of Class 1-A Certificates, pro rata, (ii) from Cap Contract Payment Amounts received from the Cap Contract related to the Class 2-A Certificates, to the Holders of each Class of Class 2-A Certificates, pro rata, (iii) from Cap Contract Payment Amounts received from the Cap Contract related to the Class 3-A Certificates, to the Holders of each Class of Class 3-A Certificates, pro rata, (iv) from Cap Contract Payment Amounts received from the Cap Contract related to the Class 4-A Certificates, to the Holders of each Class of Class 4-A Certificates, pro rata, and (v) from Cap Contract Payment Amounts received from the Cap Contract related to the Class B Certificates, sequentially, to the Holders of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10 and Class B-11 Certificates, in that order, the payment of any related Carry-forward Shortfall Amount for such Distribution Date;

second, (i) from any remaining Cap Contract Payment Amounts received from the Cap Contract related to the Class 1-A Certificates, to the Holders of each Class of Class 1-A Certificates, pro rata, (ii) from any remaining Cap Contract Payment Amounts received from the Cap

1

Contract related to the Class 2-A Certificates, to the Holders of each Class of Class 2-A Certificates, pro rata, (iii) from any remaining Cap Contract Payment Amounts received from the Cap Contract related to the Class 3-A Certificates, to the Holders of each Class of Class 3-A Certificates, pro rata, (v) from any remaining Cap Contract Payment Amounts received from the Cap Contract related to the Class 4-A Certificates, to the Holders of each Class of Class 4-A Certificates, pro rata, and (v) from any remaining Cap Contract Payment Amounts received from the Cap Contract related to the Class B Certificates, sequentially, to the Holders of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10 and Class B-11 Certificates, in that order, the payment of any Accrued Certificate Interest and Carry-forward Amount for each such Class on such Distribution Date;

third, from any remaining Cap Contract Payment Amounts received from each Cap Contract in the aggregate, (i) to the Holders of each Class of Class A Certificates, pro rata, and thereafter (ii) sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10 and Class B-11 Certificates, in that order, to the extent not paid pursuant to clauses first or second above;

fourth, from any remaining amounts, to the Holders of the Class B-8 Certificates.

SECTION 3. EFFECTIVENESS OF AGREEMENT. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together by one and the same Agreement.

SECTION 5. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BEAR STEARNS ASSET BACKED

SECURITIES I LLC, as Depositor

By: /s/Baron Silverstein

Name: Baron Silverstein

Title:	Vice President

THE BANK OF NEW YORK, AS SUCCESSOR TO JPMORGAN CHASE BANK, N.A., as Trustee

By: /s/Mirela Cabej

Name: Mirela Cabej

Title:	Assistant Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and

Securities Administrator

By: /s/William Augustin

Name: William Augustin

Title:	Vice President

EMC MORTGAGE CORPORATION, as Sponsor

By: /s/Jacqueline Oliver

Name: Jacqueline Oliver

Title:	Senior Vice President